Exhibit 99.1

SEI INVESTMENTS COMPANY

Reclassification of 2005 Segments due to Business Segment Restructuring

	As Reported 2005 First Qtr	Reclassification	2005 First Qtr	As Reported 2005 Second Qtr	Reclassification	2005 Second Qtr	As Reported 2005 Third Qtr	Reclassification	2005 Third Qtr
Private Banking & Trust
Investment processing fees	59,206	—	59,206	58,510	—	58,510	54,952	—	54,952
Fund Processing fees	4,591	(4,084)	507	4,493	(4,056)	437	4,283	(3,895)	388
Investment management fees	8,584	—	8,584	8,544	—	8,544	8,558	—	8,558

Revenues	72,381	(4,084)	68,297	71,547	(4,056)	67,491	67,793	(3,895)	63,898
Expenses:
Operating and development	36,449	(1,384)	35,065	36,375	(1,309)	35,066	35,831	(1,330)	34,501
Sales and marketing	9,215	(1,607)	7,608	9,298	(2,138)	7,160	8,380	(2,108)	6,272

Operating Profit	26,717	(1,093)	25,624	25,874	(609)	25,265	23,582	(457)	23,125
Profit Margin	36.9%		37.5%	36.2%		37.4%	34.8%		36.2%
Investment Advisors
Revenues	48,723	(345)	48,378	49,340	(502)	48,838	53,142	(617)	52,525
Expenses:
Operating and development	16,534	(1,093)	15,441	17,001	(1,243)	15,758	18,076	(1,377)	16,699
Sales and marketing	6,287	(460)	5,827	6,399	(644)	5,755	6,088	(558)	5,530

Operating Profit	25,902	1,208	27,110	25,940	1,385	27,325	28,978	1,318	30,296
Profit Margin	53.2%		56.0%	52.6%		56.0%	54.5%		57.7%
Enterprises
Revenues	20,235	9,523	29,758	20,700	11,034	31,734	22,004	11,559	33,563
Expenses:
Operating and development	5,921	5,140	11,061	6,293	5,599	11,892	6,796	6,176	12,972
Sales and marketing	4,927	4,330	9,257	5,068	4,381	9,449	5,487	4,443	9,930

Operating Profit	9,387	53	9,440	9,339	1,054	10,393	9,721	940	10,661
Profit Margin	46.4%		31.7%	45.1%		32.8%	44.2%		31.8%
Money Managers
Revenues	20,144	4,084	24,228	21,230	4,056	25,286	22,707	3,895	26,602
Expenses:
Operating and development	13,325	1,384	14,709	14,392	1,309	15,701	15,716	1,326	17,042
Sales and marketing	3,331	1,436	4,767	3,465	2,080	5,545	3,629	2,001	5,630

Operating Profit	3,488	1,264	4,752	3,373	667	4,040	3,362	568	3,930
Profit Margin	17.3%		19.6%	15.9%		16.0%	17.3%		14.8%
Investments in New Businesses
Revenues	24,198	(9,178)	15,020	27,263	(10,532)	16,731	28,013	(10,942)	17,071
Expenses:
Operating and development	22,198	(4,047)	18,151	23,019	(4,356)	18,663	23,214	(4,795)	18,419
Sales and marketing	8,136	(3,699)	4,437	8,981	(3,679)	5,302	8,930	(3,778)	5,152

Operating Loss	(6,136)	(1,432)	(7,568)	(4,737)	(2,497)	(7,234)	(4,131)	(2,369)	(6,500)
Profit Margin	-25.4%		-50.4%	-17.4%		-43.2%	-33.8%		-38.1%

	As Reported 2005 Fourth Qtr	Reclassification	2005 Fourth Qtr	As Reported 2005 YTD Dec	Reclassification	2005 YTD Dec
Private Banking & Trust
Investment processing fees	57,511	—	57,511	230,179	—	230,179
Fund Processing fees	3,928	(3,646)	282	17,295	(15,681)	1,614
Investment management fees	8,650	—	8,650	34,336	—	34,336

Revenues	70,089	(3,646)	66,443	281,810	(15,681)	266,129
Expenses:
Operating and development	37,191	(1,173)	36,018	145,846	(5,196)	140,650
Sales and marketing	8,978	(1,895)	7,083	35,871	(7,748)	28,123

Operating Profit	23,920	(578)	23,342	100,093	(2,737)	97,356
Profit Margin	34.1%		35.1%	35.5%		36.6%
Investment Advisors
Revenues	54,447	(765)	53,682	205,652	(2,229)	203,423
Expenses:
Operating and development	18,760	(1,314)	17,446	70,371	(5,027)	65,344
Sales and marketing	5,963	(562)	5,401	24,737	(2,224)	22,513

Operating Profit	29,724	1,111	30,835	110,544	5,022	115,566
Profit Margin	54.6%		57.4%	53.8%		56.8%
Enterprises
Revenues	24,738	12,220	36,958	87,677	44,336	132,013
Expenses:
Operating and development	6,568	6,659	13,227	25,578	23,574	49,152
Sales and marketing	6,126	5,108	11,234	21,608	18,262	39,870

Operating Profit	12,044	453	12,497	40,491	2,500	42,991
Profit Margin	48.7%		33.8%	46.2%		32.6%
Money Managers
Revenues	23,514	3,642	27,156	87,595	15,677	103,272
Expenses:
Operating and development	15,341	1,175	16,516	58,774	5,194	63,968
Sales and marketing	3,940	1,745	5,685	14,365	7,262	21,627

Operating Profit	4,233	722	4,955	14,456	3,221	17,677
Profit Margin	18.0%		18.2%	16.5%		17.1%
Investments in New Businesses
Revenues	30,799	(11,451)	19,348	110,273	(42,103)	68,170
Expenses:
Operating and development	24,954	(5,347)	19,607	93,385	(18,545)	74,840
Sales and marketing	10,574	(4,396)	6,178	36,621	(15,552)	21,069

Operating Loss	(4,729)	(1,708)	(6,437)	(19,733)	(8,006)	(27,739)
Profit Margin	-15.4%		-33.3%	-17.9%		-40.7%

SEI INVESTMENTS COMPANY

Reclassification of 2005 Segments due to Business Segment Restructuring

	As Reported 2005 First Qtr	Reclassification	2005 First Qtr	As Reported 2005 Second Qtr	Reclassification	2005 Second Qtr	As Reported 2005 Third Qtr	Reclassification	2005 Third Qtr
Consolidated:
Revenues	185,681	—	185,681	190,080	—	190,080	193,659	—	193,659
Expenses:
Operating and development	94,427	—	94,427	97,080	—	97,080	99,633	—	99,633
Sales and marketing	31,896	—	31,896	33,211	—	33,211	32,514	—	32,514

Operating profit	59,358	—	59,358	59,789	—	59,789	61,512	—	61,512
Profit margin	32.0%		32.0%	31.5%		31.5%	31.8%		31.8%
General and administrative	7,729	—	7,729	9,390	—	9,390	8,212	—	8,212

Income before interest and taxes	51,629	—	51,629	50,399	—	50,399	53,300	—	53,300
Operating margin	27.8%		27.8%	26.5%		26.5%	27.5%		27.5%
Equity in LSV	15,226	—	15,226	17,636	—	17,636	20,956	—	20,956
Net gain (loss) on investments	427	—	427	(78)	—	(78)	(130)	—	(130)
Interest income	1,976	—	1,976	1,784	—	1,784	1,979	—	1,979
Interest expense	(425)	—	(425)	(377)	—	(377)	(369)	—	(369)
Other income	—	—	—	—	—	—	941	—	941

Income before taxes	68,833	—	68,833	69,364	—	69,364	76,677	—	76,677
Tax provision	25,124	—	25,124	25,180	—	25,180	27,481	—	27,481

Net income	43,709	—	43,709	44,184	—	44,184	49,196	—	49,196

Diluted earnings per share	0.42		0.42	0.43		0.43	0.48		0.48

Diluted shares outstanding	104,695		104,695	103,391		103,391	102,595		102,595

Basic earnings per share	0.43		0.43	0.44		0.44	0.49		0.49

Basic shares outstanding	101,776		101,776	100,786		100,786	99,814		99,814

	As Reported 2005 Fourth Qtr	Reclassification	2005 Fourth Qtr	As Reported 2005 YTD Dec	Reclassification	2005 YTD Dec
Consolidated:
Revenues	203,587	—	203,587	773,007	—	773,007
Expenses:
Operating and development	102,814	—	102,814	393,954	—	393,954
Sales and marketing	35,581	—	35,581	133,202	—	133,202

Operating profit	65,192	—	65,192	245,851	—	245,851
Profit margin	32.0%		32.0%	31.8%		31.8%
General and administrative	8,567	—	8,567	33,898	—	33,898

Income before interest and taxes	56,625	—	56,625	211,953	—	211,953
Operating margin	27.8%		27.8%	27.4%		27.4%
Equity in LSV	21,000	—	21,000	74,818	—	74,818
Net gain (loss) on investments	(132)	—	(132)	87	—	87
Interest income	2,628	—	2,628	8,367	—	8,367
Interest expense	(353)	—	(353)	(1,524)	—	(1,524)
Other income	567	—	567	1,508	—	1,508

Income before taxes	80,335	—	80,335	295,209	—	295,209
Tax provision	29,080	—	29,080	106,865	—	106,865

Net income	51,255	—	51,255	188,344	—	188,344

Diluted earnings per share	0.50		0.50	1.83		1.83

Diluted shares outstanding	101,872		101,872	103,138		103,138

Basic earnings per share	0.52		0.52	1.88		1.88

Basic shares outstanding	99,105		99,105	100,371		100,371